Exhibit 99.1

Puget Energy, Inc.
Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma consolidated financial statements of Puget Energy, Inc are included herein:

1.	Unaudited pro forma consolidated statement of income for the year ended December 31, 2004
2.	Unaudited pro forma consolidated statement of income for the year ended December 31, 2003
3.	Unaudited pro forma consolidated statement of income for the year ended December 31, 2002
4.	Unaudited pro forma consolidated balance sheet as of December 31, 2004
5.	Notes to the unaudited pro forma consolidated financial statements

On February 8, 2005, following a strategic review of Puget Energy, Inc.’s unregulated subsidiary, InfrastruX Group, Inc., conducted by Puget Energy, Inc. management, Puget Energy, Inc.’s Board of Directors decided to exit the utility construction services sector. During 2005, Puget Energy intends to monetize its interest in InfrastruX Group, Inc. through a sale and to invest the proceeds in its regulated utility subsidiary, Puget Sound Energy, Inc.

The unaudited pro forma consolidated financial statements of Puget Energy, Inc. reflect the elimination of InfrastruX Group, Inc. The unaudited pro forma consolidated financial statements have been prepared by applying pro forma adjustments to the consolidated financial statements included in the combined Puget Energy, Inc. and Puget Sound Energy, Inc. Annual Report on Form 10-K for the year ended December 31, 2004. The unaudited pro forma consolidated financial statements are presented for informational purposes only. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Puget Energy, Inc. included in the combined Puget Energy and Puget Sound Energy, Inc. Annual Report on Form 10-K for the year ended December 31, 2004.

PUGET ENERGY, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2004
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)	Puget Energy As Reported	Elimination of Discontinued Operations	Pro Forma
Operating revenues:
Electric	$1,423,034	$--	$1,423,034
Gas	769,306	--	769,306
Non-utility construction services	369,936	(369,936)	--
Other	6,537	--	6,537
Total operating revenues	2,568,813	(369,936)	2,198,877
Operating expenses:
Energy costs:
Purchased electricity	723,567	--	723,567
Electric generation fuel	80,772	--	80,772
Residential exchange	(174,473)	--	(174,473)
Purchased gas	451,302	--	451,302
Unrealized gain on derivative instruments	(526)	--	(526)
Utility operations and maintenance	291,232	--	291,232
Other operations and maintenance	322,517	(320,193)	2,324
Depreciation and amortization	246,842	(18,276)	228,566
Conservation amortization	22,688	--	22,688
Goodwill impairment	91,196	(91,196)	--
Taxes other than income taxes	221,981	(12,991)	208,990
Income taxes	74,964	1,793	76,757
Total operating expenses	2,352,062	(440,863)	1,911,199
Operating income	216,751	70,927	287,678
Other income (deductions):
Other income	4,292	70	4,362
Interest charges:
AFUDC	5,420	--	5,420
Interest expense	(178,419)	6,460	(171,959)
Mandatorily redeemable securities interest expense	(91)	--	(91)
Minority interest in earnings of consolidated subsidiary	7,069	(7,069)	--
Income from continuing operations	$55,022	$70,388	$125,410

Common shares outstanding weighted average (in thousands)	99,470	99,470	99,470
Diluted shares outstanding weighted average (in thousands)	99,911	99,911	99,911

Basic and diluted earnings per common share from continuing operations	$0.55	$0.71	$1.26

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

PUGET ENERGY, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2003
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)	Puget Energy As Reported	Elimination of Discontinued Operations	Pro Forma
Operating revenues:
Electric	$1,400,743	$--	$1,400,743
Gas	634,230	--	634,230
Non-utility construction services	341,787	(341,787)	--
Other	6,043	--	6,043
Total operating revenues	2,382,803	(341,787)	2,041,016
Operating expenses:
Energy costs:
Purchased electricity	714,469	--	714,469
Electric generation fuel	64,999	--	64,999
Residential exchange	(173,840)	--	(173,840)
Purchased gas	327,132	--	327,132
Unrealized gain on derivative instruments	106	--	106
Utility operations and maintenance	289,702	--	289,702
Other operations and maintenance	303,972	(302,425)	1,547
Depreciation and amortization	236,866	(16,779)	220,087
Conservation amortization	33,458	--	33,458
Taxes other than income taxes	208,395	(13,538)	194,857
Income taxes	72,369	(1,594)	70,775
Total operating expenses	2,077,628	(334,336)	1,743,292
Operating income	305,175	(7,451)	297,724
Other income (deductions):
Other income	1,564	23	1,587
Interest charges:
AFUDC	3,343	--	3,343
Interest expense	(187,316)	5,485	(181,831)
Mandatorily redeemable securities interest expense	(1,072)	--	(1,072)
Preferred stock dividends of subsidiary	(5,151)	--	(5,151)
Minority interest in earnings of consolidated subsidiary	(177)	177	--
Income from continuing operations	$116,366	$(1,766)	$114,600

Common shares outstanding weighted average (in thousands)	94,750	94,750	94,750
Diluted shares outstanding weighted average (in thousands)	95,309	95,309	95,309

Basic earnings per common share from continuing operations	$1.23	$(0.02)	$1.21
Diluted earnings per common share from continuing operations	$1.22	$(0.02)	$1.20

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

PUGET ENERGY, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2002

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)	Puget Energy As Reported	Elimination of Discontinued Operations	Pro Forma
Operating revenues:
Electric	$1,288,744	$--	$1,288,744
Gas	697,155	--	697,155
Non-utility construction services	319,529	(319,529)	--
Other	9,753	--	9,753
Total operating revenues	2,315,181	(319,529)	1,995,652
Operating expenses:
Energy costs:
Purchased electricity	568,230	--	568,230
Electric generation fuel	113,538	--	113,538
Residential exchange	(149,970)	--	(149,970)
Purchased gas	405,016	--	405,016
Unrealized gain on derivative instruments	(11,612)	--	(11,612)
Utility operations and maintenance	286,220	--	286,220
Other operations and maintenance	273,157	(270,758)	2,399
Depreciation and amortization	228,743	(13,426)	215,317
Conservation amortization	17,501	--	17,501
Taxes other than income taxes	215,429	(13,047)	202,382
Income taxes	59,260	(6,703)	52,557
Total operating expenses	2,005,512	(303,934)	1,701,578
Operating income	309,669	(15,595)	294,074
Other income (deductions):
Other income	5,458	(243)	5,215
Interest charges:
AFUDC	1,969	--	1,969
Interest expense	(198,346)	5,516	(192,830)
Preferred stock dividends of subsidiary	(7,831)	--	(7,831)
Minority interest in earnings of consolidated subsidiary	(867)	867	--
Income from continuing operations	$110,052	$(9,455)	$100,597

Common shares outstanding weighted average (in thousands)	88,372	88,372	88,372
Diluted shares outstanding weighted average (in thousands)	88,777	88,777	88,777

Basic and diluted earnings per common share from continuing operations	$1.24	$(0.11)	$1.13

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

PUGET ENERGY, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
ASSETS

(DOLLARS IN THOUSANDS)	Puget Energy As Reported December 31, 2004	Elimination of Discontinued Operations	Pro Forma December 31, 2004
Utility plant:
Electric plant	$4,389,882	$--	$4,389,882
Gas plant	1,881,768	--	1,881,768
Common plant	409,677	--	409,677
Less: Accumulated depreciation and amortization	(2,452,969)	--	(2,452,969)
Net utility plant	4,228,358	--	4,228,358
Other property and investments:
Goodwill, net	43,503	(43,503)	--
Intangibles, net	16,680	(16,680)	--
Other	257,785	(43,197)	214,588
Total other property and investments	317,968	(103,380)	214,588
Current assets:
Cash	19,771	(6,817)	12,954
Restricted cash	1,633	--	1,633
Accounts receivable, net of allowance for doubtful accounts	216,304	(78,643)	137,661
Unbilled revenues	140,391	--	140,391
Purchased gas adjustment receivable	19,088	--	19,088
Materials and supplies, at average cost	107,356	(9,779)	97,577
Current portion of unrealized gain on derivative instruments	8,087	--	8,087
Prepayments and other	20,360	(13,499)	6,861
Total current assets	532,990	(108,738)	424,252
Other long-term assets:
Regulatory asset for deferred income taxes	127,252	--	127,252
Regulatory asset for PURPA buyout costs	211,241	--	211,241
Unrealized gain on derivative instruments	13,765	--	13,765
Other	401,795	--	401,795
Total other long-term assets	754,053	--	754,053
Total assets	$5,833,369	$(212,118)	$5,621,251

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

PUGET ENERGY, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
CAPITALIZATION AND LIABILITIES

(DOLLARS IN THOUSANDS)	Puget Energy As Reported December 31, 2004	Elimination of Discontinued Operations	Pro-Forma December 31, 2004
Capitalization:
Common equity	$1,622,276	$22,635	$1,644,911
Total shareholders’ equity	1,622,276	22,635	1,644,911
Redeemable securities and long-term debt:
Preferred stock subject to mandatory redemption	1,889	--	1,889
Junior subordinated debentures of the corporation payable to a subsidiary trust holding mandatorily redeemable preferred securities	280,250	--	280,250
Long-term debt	2,212,532	(143,172)	2,069,360
Total redeemable securities and long-term debt	2,494,671	(143,172)	2,351,499
Total capitalization	4,116,947	(120,537)	3,996,410
Minority interest in consolidated subsidiary	4,648	(4,648)	--
Current liabilities:
Accounts payable	239,520	(9,773)	229,747
Short-term debt	8,297	(8,297)	--
Current maturities of long-term debt	38,933	(7,933)	31,000
Accrued expenses:
Taxes	77,698	3,617	81,315
Salaries and wages	13,829	--	13,829
Interest	29,005	--	29,005
Current portion of unrealized loss on derivative instruments	19,261	--	19,261
Tenaska disallowance reserve	3,156	--	3,156
Other	61,155	(26,237)	34,918
Total current liabilities	490,854	(48,623)	442,231
Long-term liabilities:
Deferred income taxes	810,726	(23,648)	787,078
Long-term portion of unrealized loss on derivative instruments	249	--	249
Other deferred credits	409,945	(14,662)	395,283
Total long-term liabilities	1,220,920	(38,310)	1,182,610
Commitments and contingencies
Total capitalization and liabilities	$5,833,369	$(212,118)	$5,621,251

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1
The unaudited pro forma consolidated income statements reflect the elimination of historical operating revenues and expenses of InfrastruX Group, Inc., a majority owned subsidiary.

Note 2
The unaudited pro forma consolidated balance sheet reflects the elimination of historical assets and liabilities of InfrastruX Group, Inc., a majority owned subsidiary of Puget Energy, Inc.